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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             --------------------

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):    August  4, 1998
                                                         -------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                          as Specified in its Charter)


 Georgia                            001-14213                   58-2237359
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(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                  30071
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   (Address of Principal Executive Offices)                           (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                         -----------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The registrant hereby amends its report on Form 8-K filed on August 19, 1998 by deleting the text under Item 7 and replacing it with the following text.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Included as Exhibits 99.2 and incorporated herein by reference.

(B)  PRO FORMA FINANCIAL INFORMATION.

     Included as Exhibit 99.3 hereto and incorporated herein by reference.

(C)  EXHIBITS.

2.1 Asset Purchase Agreement dated August 4, 1998 by and between The InterCept Group, Inc., Nova Financial Corporation and BroadNet, Inc.*

99.1 Press Release dated August 5, 1998.*

99.2 The following financial statements of Nova Financial Corporation Data Processing Business:

     Balance Sheets as of December 31, 1996 and 1997 and June 30, 1998 (unaudited).

     Statements of Operations for the years ended December 31, 1996 and 1997 and the six months ended June 30, 1998 (unaudited).

     Statements of Accumulated Deficit for the years ended December 31, 1996 and 1997 and the six months ended June 30, 1998 (unaudited).

     Statements of Cash Flows for the years ended December 31, 1996 and 1997 and the six months ended June 30, 1998 (unaudited).

     Notes to Financial Statements.

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99.3 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc. and Nova Financial Corporation Data Processing Business:

     Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997.

     Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998.

     Notes to Pro Forma Condensed Consolidated Financial Information.

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*Previously filed with the registrant's Current Report on Form 8-K filed August
19, 1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.


                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer

Dated:  October 19, 1998